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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2000


                               GLOBALSCAPE, INC.
            (Exact name of registrant as specified in its charter)


Delaware                           000-30617             74-2785449
(State or other jurisdiction       (Commission           (IRS Employer
   of incorporation)               File Number)          Identification No.)


                       6000 Northwest Parkway, Suite 101
                           San Antonio, Texas 78249
                                (210) 308-8267
  (Address of principal executive offices and Registrant's telephone number, including area code)
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ITEM 5.      Other Events

             Effective October 10, 2000 GlobalSCAPE, Inc. amended its bylaws such that the restriction on transfer of its common stock will be removed no later than January 1, 2002.

ITEM 7.      Exhibits

Exhibit No.  Description of Exhibit
-----------  ----------------------
10.1         Amended and Restated Bylaws of GlobalSCAPE, Inc.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               GlobalSCAPE, Inc.

                                               Dated:  October 10, 2000


                                               By: /s/ Sandra Poole-Christal
                                                   -------------------------
                                                       Sandra Poole-Christal
                                                       President